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                                                                   Exhibit 10.16

                AMENDMENT TO INTERIM LOAN AND SECURITY AGREEMENT

                  AMENDMENT dated as of June 30, 1997 (this "Amendment"), between (i) PRUDENTIAL SECURITIES CREDIT CORPORATION, a Delaware corporation (the "Lender"), and (ii) DVI FINANCIAL SERVICES INC., a Delaware corporation (the "Borrower"), to the Existing Agreement referred to below.

                                    RECITALS

                  The Borrower and the Lender are parties to that certain Interim Loan and Security Agreement dated as of February 20, 1997 (as amended supplemented or otherwise modified prior to the date hereof, the "Existing Agreement"; as amended by this Amendment, the "Agreement").

                  Under the Existing Agreement, the Lender provides interim financing from time to time to provide interim funding for leases of equipment for inclusion in a Trust, which leases and equipment are pledged to secure the Advances made by the Lender thereunder, with the proceeds of the related Certificates being used to repay such Advances.

                  The Borrower has requested that the Existing Agreement be amended to extend the Termination Date as provided therein to July 31, 1997 (notwithstanding the sale prior to such date of the Certificates related to the Contracts funded by the Advances made under the Existing Agreement), and the Lender is willing to so amend the Existing Agreement.

                  Accordingly, in consideration of the premises, the Borrower and the Lender hereby agree that the Existing Agreement is hereby amended as follows:

         SECTION 1. Terms and Conditions for All Advances.

                  (a) Section 2(a) of the Existing Agreement is hereby amended by deleting the phrase "on the earlier to occur of (x) the date on which the Certificates related to the Contracts funded by Advances made hereunder are sold, or (y) September 30, 1997 (the "Termination Date")" occurring in the first sentence thereof immediately prior to the proviso, and substituting in lieu thereof the phrase "on July 31, 1997 (the "Termination Date")".

                  (b) Section 2(c) of the Existing Agreement is hereby amended by deleting the first proviso of the first sentence thereof, and substituting in lieu thereof the following new proviso:

                  "provided that the Maturity Date shall, for any Advance, be no later than the Termination Date;".


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         SECTION 2. Conditions Precedent. This Amendment shall become effective on the date on which the Lender shall have received the following documents, each of which shall be satisfactory to the Lender in form and substance:

                  (a) this Amendment, executed and delivered by a duly authorized officer of the Borrower and the Guarantor;

                  (b) an opinion of counsel to the Borrower, substantially in the form of Annex A hereto; and

                  (c) such other documents, certificates or opinions as the Lender may reasonably request.

                  SECTION 3. Limited Effect. Except as expressly amended and modified by this Amendment, the Existing Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms.

                  SECTION 4. Definitions in Existing Agreement. Unless otherwise defined in this Amendment, terms defined in the Existing Agreement shall have their defined meanings when used herein.

                  SECTION 5. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

                  SECTION 6. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

                   [Signatures Commence on the Following Page]


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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed and delivered in New York, New York by their proper and duly authorized officers as of the day and year first above written


Borrower:                              DVI FINANCIAL SERVICES INC.



                                       By:      /s/ Lisa Cruikshank
                                                ------------------------------
                                       Name:    Lisa J. Cruikshank
                                       Title:   Vice President



Lender:                                PRUDENTIAL SECURITIES CREDIT
                                       CORPORATION



                                       By:      /s/ Jeffrey K. French
                                                ------------------------------
                                       Name:    Jeffrey K. French
                                       Title:   Vice President



CONSENTED TO:

DVI INC.


By:      /s/ Steven R. Garfinkel
         -------------------------------
Name:    Steven R. Garfinkel
Title:   Executive Vice President
         Chief Financial Officer

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                                                                         Annex A

                       [Letterhead of Counsel to Borrower]
                               [___________, 199_]




Prudential Securities Credit Corporation
199 Water Street
New York, New York  10292-0001


         Re: Interim Warehouse Financing of DVI Financial Services Inc. by Prudential Securities Credit Corporation

Ladies and Gentlemen:

                  I am the counsel to DVI Financial Services Inc., a Delaware corporation (the "Borrower"), and have acted as such in connection with the execution and delivery of the Amendment, dated as of June 30, 1997 (the "Amendment"), between the Borrower and the Prudential Securities Credit Corporation (the "Lender") which Amendment amends the Interim Loan and Security Agreement dated as of February 20, 1997 as amended, supplemented or otherwise modified prior to the date hereof (the "Agreement"), between the Lender and the Borrower.

                  Capitalized terms used herein and not defined herein shall have the meanings assigned to them in the Agreement.

                  I have examined executed copies of the Agreement, the Note and the Amendment. I have also examined originals or photostatic or certified copies of all such corporate records of the Borrower, and such certificates of public officials, certificates of corporate officers and other documents, as I have deemed appropriate and necessary as a basis for the opinions hereinafter expressed. In making my examination and rendering the opinions hereinafter expressed I have assumed (i) that the Lender, as a party to each of the Agreement and the Amendment has the corporate power to enter into and perform all of its obligations thereunder, (ii) the due authorization, execution and delivery of each of the Agreement and the Amendment by the Lender and (iii) the validity and binding effect on the Lender of each of the Agreement and the Amendment.

                  The opinions expressed below with respect to enforceability are subject to the following additional qualifications:



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                  (a) The effect of bankruptcy, insolvency, reorganization,
         moratorium, receivership, or other similar laws of general applicability relating to or affecting creditors' rights generally in the event of bankruptcy, insolvency, reorganization, moratorium or receivership.

                  (b) The application of general principles of equity, including, but not limited to, the right of specific performance (regardless of whether enforceability is considered in a proceeding in equity or at law).

                  Based upon the foregoing, I am of the opinion that:

                  1. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and the Borrower is licensed or qualified to do business in each jurisdiction in which failure to so qualify would be reasonably likely (either individually or in aggregate) to have a material adverse effect on the business, operations or financial condition of the Borrower, the ability of the Borrower to perform its obligations under the Agreement and the Note, each as amended by the Amendment, or the validity or enforceability of the Agreement, the Note, each as amended by the Amendment, or any Contract.

                  2. The Borrower has the corporate power and legal right to execute and deliver the Amendment, to borrow under the Agreement and the Note, each as amended by the Amendment, and to grant liens under the Agreement, as amended by the Amendment, and has taken all necessary corporate action to authorize such borrowing and such granting of liens upon the terms and conditions of the Agreement, as amended by the Amendment, and to authorize the execution and delivery of the Amendment. No consent of any other person or entity (including, without limitation, stockholders of the Borrower), and no consent, license, permit, approval or authorization of, or registration or declaration with, any governmental authority, bureau or agency is required in connection with the execution and delivery of the Amendment by the Borrower or the enforceability of each of the Agreement and the Note, each as amended by the Amendment.

                  3. Assuming for purposes of the opinion expressed in this paragraph 3 that the Agreement, the Note and the Amendment are governed by the laws of the Commonwealth of Pennsylvania, each of the Agreement and the Note, each as amended by the Amendment, constitutes the legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its respective terms.

                  4. The execution and delivery of the Amendment and the performance of each of the Agreement and the Note, each as amended by the Amendment, (i) will not violate any provision of any existing law or regulation or of the charter or by-laws of the Borrower or of any mortgage, indenture, contract or other undertaking to which, to the best of my knowledge (after due inquiry), the Borrower is a party or which is binding upon it or its assets and
(ii) to the best of my knowledge (after due inquiry), will not result in the creation or imposition of any lien, charge or encumbrance on any of its assets pursuant to the provisions of any of the foregoing.



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                  5. No material litigation or administrative proceeding of or before any government body is presently pending, or, to the best of my knowledge (after due inquiry), threatened against the Borrower or its assets which if decided adversely to the Borrower would be reasonably likely (either individually or in the aggregate) to have a material adverse effect on the business, operations or financial condition of the Borrower, or the validity or enforceability of any Contract, the Agreement or the Note.

                  6. To the best of my knowledge (after due inquiry), no consent, approval, authorization or order of, registration or filing with, or notice to, any governmental authority or court is required under federal laws or the laws of the Commonwealth of Pennsylvania for the execution and delivery of the Amendment and the performance of the Agreement or the Note, each as amended by the Amendment, by the Borrower.

                  7. The execution and delivery of the Amendment and the performance by the Borrower of the Agreement and the Note, each as amended by the Amendment, do not conflict with, result in a breach of, or constitute a default under, any law, rule or regulation of the federal government or of the general corporation law of the State of Delaware.

                  8. (a) The Agreement, as amended by the Amendment, creates a valid security interest in favor of the Lender in all of the right, title and interest of the Borrower in and to the Collateral.

                     (b) Financing statements naming the Lender as "Secured Party" and the Borrower as "Debtor," and describing the Collateral, having been filed in the offices of the Secretary of the Commonwealth of Pennsylvania and the Prothonotary of Bucks County, Pennsylvania, together with possession by the Custodian of the Contracts pursuant to the Custodial Agreement, the security interests in the Collateral created by the Agreement constitute perfected security interests, and no other action is necessary to preserve or perfect such security interests.

                  9. Under the laws of the Commonwealth of Pennsylvania the stipulation of New York law in the Amendment is enforceable.

                  10. [Except with respect to that certain license to engage in a commercial lending business in the State of California, which license lapsed in May, 1995,] to the best of my knowledge (after due inquiry) and with respect to each license, permit or authorization required to be issued by, or received from, any federal or state agency or instrumentality in connection with the ownership or operation of the Borrower's business, each such license, permit and authorization is currently in effect and authorizes the Borrower to conduct, or does not prohibit the Borrower from conducting, its business as currently conducted and no such agency or instrumentality has given notice to the Borrower of any pending termination, review or revocation of such license, permit or authorization.

                  In rendering the foregoing opinions, no opinion is expressed
(a) as to any collateral which is subject to any registration or certificate of title statute, such as motor vehicles,


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automotive equipment, trailers, airplanes, rolling stock, rolling equipment or shipping containers; or (b) as to any collateral other than chattel paper, which cannot be perfected by the filing of a UCC-1 financing statement.

                  I am admitted to practice law in the Commonwealth of Pennsylvania and the foregoing opinions are limited to the federal law of the United States and the laws of the Commonwealth of Pennsylvania and the General Corporation Law of the State of Delaware.

                  The opinion is solely for your benefit in connection with the above-captioned transaction and may not be used, circulated, referred to, or relied on by you for any other purpose or by any other person without my prior written consent.


                                                    Sincerely yours,

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